Joint Filer Information

NAME: Highbridge International LLC
----

ADDRESS:  The Cayman Corporate Centre, 4th Floor
-------
                27 Hospital Road
                George Town, Grand Cayman
                Cayman Islands, British West Indies

DESIGNATED FILER: Highbridge Capital Management, LLC
----------------

ISSUER: Enzon Pharmaceuticals, Inc.
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DATE OF EVENT REQUIRING STATEMENT: April 9, 2007
---------------------------------

SIGNATURE:  HIGHBRIDGE INTERNATIONAL LLC
---------

            By: Highbridge Capital Management, LLC
                its Trading Manager

            By: /s/ Carolyn Rubin
            ---------------------------------
            Name: Carolyn Rubin
            Title: Managing Director

                             Joint Filer Information

NAME: Highbridge Convertible Arbitrage Master Fund, L.P.
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ADDRESS:   c/o Highbridge Capital Management, LLC
-------
                 9 West 57th Street, 27th Floor
                 New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC
----------------

ISSUER: Enzon Pharmaceuticals, Inc.
------

DATE OF EVENT REQUIRING STATEMENT: April 9, 2007
---------------------------------

SIGNATURE:  HIGHBRIDGE CONVERTIBLE ARBITRAGE MASTER FUND, L.P.
---------

            By: Highbridge Capital Management, LLC
                its Trading Manager

            By: /s/ Carolyn Rubin
            ---------------------------------
            Name: Carolyn Rubin
            Title: Managing Director

                             Joint Filer Information

NAME: Glenn Dubin

ADDRESS:   c/o Highbridge Capital Management, LLC
-------
                 9 West 57th Street, 27th Floor
                 New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC
----------------

ISSUER: Enzon Pharmaceuticals, Inc.
------

DATE OF EVENT REQUIRING STATEMENT: April 9, 2007
---------------------------------

SIGNATURE:
---------
            /s/ Glenn Dubin
            ---------------------------------
            GLENN DUBIN

                             Joint Filer Information

NAME: Henry Swieca

ADDRESS:   c/o Highbridge Capital Management, LLC
-------
                 9 West 57th Street, 27th Floor
                 New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC
----------------

ISSUER: Enzon Pharmaceuticals, Inc.
------

DATE OF EVENT REQUIRING STATEMENT: April 9, 2007
---------------------------------

SIGNATURE:
---------
            /s/ Henry Swieca
            ---------------------------------
            HENRY SWIECA